THE CUTLER TRUST

CUTLER EQUITY INCOME FUND
CUTLER APPROVED LIST EQUITY FUND

INVESTMENT ADVISER:            ADMINISTRATOR:                 DISTRIBUTOR:                SHAREHOLDER ACCOUNT
Cutler & Company, LLC          Forum Administrative           Forum Financial Services,   INFORMATION:
503 Airport Road               Services, LLC                  Inc.                        Forum Financial Corp.
Medford, Oregon  97504         Two Portland Square            Two Portland Square         Two Portland Square
(541) 770-9000                 Portland, Maine  04101         Portland, Maine  04101      Portland, Maine  04101
(800) 228-8537                 (800) 237-3113                 (800) 237-3113              Toll free (888) CUTLER4

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STATEMENT OF ADDITIONAL INFORMATION
September 15, 1997

This Statement of Additional Information supplements the Prospectus offering shares of the Cutler Equity Income Fund and the Cutler Approved List Equity Fund (each a "Fund" and collectively the "Funds"), two portfolios of The Cutler Trust (the "Trust"), and should be read only in conjunction with the applicable Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust's Shareholder Servicing Agent at the address listed above.

TABLE OF CONTENTS
                                                                            Page


1.   Investment Policies......................................................2
2.   Investment Limitations...................................................3
3.   Management of the Trust..................................................4
           Cutler & Company
           Administrator and Distributor
           Transfer Agent and Fund Accountant
           Custodian and Auditor
           Expenses
4.   Determination of Net Asset Value.........................................8
5.   Portfolio Transactions...................................................8
6.   Additional Purchase and Redemption Information..........................10
           Exchanges Between Funds
           Additional Redemption Matters
7.   Taxation................................................................11
8.   The Trust and its Shareholders..........................................11
9.   Performance Data........................................................12
           Yield Calculations
           Total Return Calculations
10.  Financial Statements....................................................14


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  INVESTMENT POLICIES

Except for cash balances, the Cutler Equity Income Fund and the Cutler Approved List Equity Fund invest in securities on the Cutler & Company Approved List (the "Approved List"). Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, in which case a Fund would bear its pro rata portion of the other investment company's expenses.

As a fundamental policy of each Fund, no portfolio transactions may be executed with Cutler & Company or any of its affiliates. See "Portfolio Transactions."


2.  INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations. These limitations, along with any investment policies deemed to be fundamental, cannot be changed without the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. Each Fund may not:

(1) With respect to 75% of its assets, purchase a security other than an obligation issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government Securities") if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer.

(2) Purchase a security other than a U.S. Government Security if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry.

(3) Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

(4) Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(5) Purchase or sell physical commodities or contracts relating to physical commodities; borrow money; invest in the securities of foreign issuers or purchase securities through a foreign market; purchase or write options or invest in futures contracts; or purchase securities on margin or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

(6) Issue senior securities except as appropriate to evidence indebtedness that the Fund may be permitted to incur, and provided that the Fund may issue shares of series or classes that the Board of Trustees (the "Board") may establish.

(7) Enter into repurchase agreements, lend securities or otherwise make loans; except through the purchase of debt securities that may be purchased by the Fund.

Each Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. Each Fund may not:

(a) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors

      (unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest) if, as a result, more than 5% of the value of the Fund's total assets would be so invested.

(b) Invest in or hold securities of any issuer other than the Fund if, to the Fund's knowledge, those Trustees and officers of the Trust or the Fund's investment adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

(c) Invest in oil, gas or other mineral exploration or development programs, or leases, or in real estate limited partnerships; provided that the Fund may invest in securities issued by companies engaged in such activities.

(d) Acquire securities that are not readily marketable ("illiquid") or are subject to restrictions on the sale of such securities to the public without registration under the Securities Act of 1933.

Except as required by the 1940 Act, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets, the change in status of a security or purchases and redemptions of shares will not be considered a violation of the limitation.

3.  MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below.

* BROOKE C. ASHLAND, Trustee (age 46).

     Ms. Ashland is currently Chief Executive Officer and Manager of Cutler & Company, LLC. Prior thereto she was President, Trustee Investment Services, Inc. (financial services marketing firm) 1990-1994. Ms. Ashland has been associated with Cutler & Company, Inc. since 1977 in various capacities such as Assistant to the Chairman, CFO and Secretary. Her address is 503 Airport Road, Medford, Oregon 97504.

* KENNETH R. CUTLER, Trustee, Chairman of the Board and Vice President (age 77).

     Principal Portfolio Manager of the Funds and Investment Committee Member, Cutler & Company, LLC (registered investment adviser). His address is 503 Airport Road, Medford, Oregon 97504.

* JOHN Y. KEFFER, Trustee and President (age 55).

     President and Director, Forum Financial Services, Inc. (registered broker-dealer), Forum Financial Corp. (registered transfer agent) and Forum Advisors, Inc. (registered investment adviser). Mr. Keffer is also a director and/or officer of various registered investment companies for which Forum Administrative Services, LLC serves as manager or administrator. His address is Two Portland Square, Portland, Maine 04101.

DR. HATTEN S. YODER, JR., Trustee (age 76).

     Director Emeritus, Geophysical Laboratory, Carnegie Institution of Washington and consultant to the Los Alamos National Laboratory. Dr. Yoder has been a director of the Geophysical Laboratory and consultant to the Los Alamos National Laboratory since 1971. His address is 6709 Melody Lane, Bethesda, Maryland 20817.

ROBERT B. WATTS, JR., Trustee (age 66).

     Counsel, Northhaven Associates (private legal practice) since 1990. His address is 2230 Brownsboro Highway Eagle Point, Oregon 97524.

CAROL FISCHER, Vice President, Assistant Secretary and Assistant Treasurer (age 41).

     Chief Operating Officer of Cutler & Company, LLC (registered investment adviser). Prior thereto, Ms. Fischer was associated with Cutler & Company, Inc., in various capacities. Her address is 503 Airport Road, Medford, Oregon 97504.

MAX BERUEFFY, Vice President and Secretary (age 45).

     Counsel, Forum Financial Services, Inc., with which he has been associated since May 1994. Prior to that, Mr. Berueffy was a member of the staff of the U.S. Securities and Exchange Commission. Mr. Berueffy is also an officer of various registered investment companies for which Forum Administrative Services, LLC serves as manager or administrator. His address is Two Portland Square, Portland, Maine 04101.

DAVID I. GOLDSTEIN, Assistant Secretary (age 36).

     Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also an officer of various registered investment companies for which Forum Administrative Services, LLC serves as manager or administrator. His address is Two Portland Square, Portland, Maine 04101.

TRACI E. BLOCK, Assistant Secretary (age 41).

     Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1995. Prior thereto, Ms. Block was a legal assistant with the law firm of Pierce, Atwood in Portland, Maine. Ms. Block is also an officer of various registered investment companies for which Forum Administrative Services, LLC serves as manager or administrator. Her address is Two Portland Square, Portland, Maine 04101.

ROBERT CAMPBELL, Treasurer (age 36)

     Director of Fund Accounting, Forum Financial Corp., with which he has been associated since April 1997. Prior thereto, Mr. Campbell was the Vice President of Domestic Operations for State Street Fund Services in Toronto, Ontario, and prior to that, Mr. Campbell served as Assistant Vice President/Fund Manager of Mutual Fund, State Street Bank & Trust in Boston, Massachusetts. Mr. Campbell is also treasurer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

ENYA H. CARTER, Assistant Treasurer (age 29)

     Accounting Manager, Forum Financial Corp., with which she has been associated Since November 1993. Before that, Ms. Carter was an accountant and office manager for Operations Management, Inc., a restaurant holding company. Her address is Two Portland Square, Portland, Maine 04101.

CHERYL O. TUMLIN, Assistant Secretary (age 31)

     Assistant Counsel, Forum Financial Services, Inc., with which she has been associated since July 1996. Prior thereto, Ms. Tumlin was on the staff of the U.S. Securities and Exchange Commission as an attorney in the Division of Market Regulation and prior thereto Ms. Tumlin was an associate with the law firm of Robinson Silverman Pearce Aronsohn & Berman in New York, New York. Ms. Tumlin is also Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.


* John Y. Keffer, Brooke C. Ashland and Kenneth R. Cutler are interested persons of the Trust as that term is defined in the 1940 Act. Kenneth R. Cutler is Brooke C. Ashland's father.

For the fiscal year ended June 30, 1997, the aggregate compensation paid to the Trustees of the Trust by the funds is as follows: Dr. Hatten S. Yoder, Jr., $10,833; Mr. Robert B. Watts, Jr., $10,833. Messrs. Cutler, Keffer and Ms. Ashland received no compensation for their services as Trustee for the past year and no officer of the Trust is compensated by the Trust. Non-interested Trustees are reimbursed for travel and related expenses incurred in attending meetings of the Board.

CUTLER & COMPANY

Under an Investment Advisory Agreement with the Trust (the "Agreement"), Cutler & Company furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund.

The Agreement provides for an initial term of twelve months from its effective date with respect to a Fund and for its continuance in effect for successive twelve-month periods thereafter, provided the Agreement is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Agreement. The Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Cutler & Company on 60 days' written notice, and will automatically terminate in the event of its assignment. The Agreement also provides that, with respect to each Fund, Cutler & Company shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

The following table shows the dollar amount of fees payable under the Investment Advisory Agreements between Cutler & Company and the Trust with respect to each Fund, the amount of fee that was waived by Cutler & Company, if any, and the actual fee received by Cutler & Company. The data are for the past three fiscal years.


                                                    Advisory Fee        Advisory Fee            Advisory Fee
                                                     Payable               Waived                 Retained
                                                     -------               ------                 --------
CUTLER EQUITY INCOME FUND
        Year Ended June 30, 1997                       $385,655                   $0              $385,655
        Year Ended June 30, 1996                        244,542                    0               244,542
        Year Ended June 30, 1995                        163,051                    0               163,051

CUTLER APPROVED LIST EQUITY FUND
        Year Ended June 30, 1997                       $230,877                   $0              $230,877
        Year Ended June 30, 1996                        147,509                4,351               143,158
        Year Ended June 30, 1995                         83,557               15,411                68,146

ADMINISTRATOR AND DISTRIBUTOR

Forum Administrative Services, LLC ("FAS") supervises the overall management of the Trust (which includes, among other responsibilities, monitoring of performance and billing of the transfer agent and custodian and arranging for maintenance of books and records of the Trust), and provides the Trust with general office facilities pursuant to a Management Agreement with the Trust. The Management Agreement provides for an initial term of twelve months from its effective date with respect to a Fund and for its automatic renewal each year thereafter for an additional term of one year.

The Management Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' written notice. The Management Agreement also provides that FAS shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAS's duties or by reason of reckless disregard of its obligations and duties under the Management Agreement.

At the request of the Board, FAS provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of Forum, Cutler & Company or their affiliates.

The following table shows the dollar amount of fees payable under the Management Agreements between FAS and the Trust with respect to each Fund, the amount of fee that was waived by FAS, if any, and the actual fee received by FAS. The data are for the past three fiscal years.

                                                    Management Fee        Management Fee        Management Fee
                                                       Payable                Waived               Retained
                                                       -------                ------               --------
CUTLER EQUITY INCOME FUND
        Year Ended June 30, 1997                        $51,421                    $0               $51,421
        Year Ended June 30, 1996                         45,027                     0                45,027
        Year Ended June 30, 1995                         32,610                     0                32,610

CUTLER APPROVED LIST EQUITY FUND
        Year Ended June 30, 1997                        $30,783                    $0               $30,783
        Year Ended June 30, 1996                         26,997                     0                26,997
        Year Ended June 30, 1995                         16,711                 7,613                 9,098


Forum Financial Services, Inc. ("FFSI") is the Trust's distributor and acts as the agent of the Trust in connection with the offering of shares of the Funds pursuant to a separate Distribution Agreement. The Distribution Agreement provides for an initial term of twelve months from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Distribution Agreement. All subscriptions for Shares obtained by Forum are directed to the Trust for acceptance and are not binding on the Trust until accepted by it. FFSI receives no compensation or reimbursement of expenses for the distribution services provided pursuant to the Distribution Agreement.

The Distribution Agreement provides that FFSI shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FFSI's duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement. The Distribution Agreement also provides for certain indemnification of FFSI.

The Distribution Agreement is terminable with respect to a Fund without penalty by the Trust on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by FFSI on 60 days' written notice, and will automatically terminate in the event of its assignment.

TRANSFER AGENT AND FUND ACCOUNTANT

Forum Financial Corp. ("FFC") acts as transfer agent and dividend disbursing agent for the Trust pursuant to a Transfer Agency Agreement. The Transfer Agency Agreement provides for an initial term of twelve months from its effective date with respect to a Fund and for its automatic renewal for successive twelve month periods thereafter. Cutler & Company may act as a sub-transfer agent or processing agent. For its services, FFC is paid a fee at an annual rate of $12,000 per year plus certain account charges and is reimbursed for certain expenses incurred on behalf of the Funds.

Effective September 10, 1997, Forum Accounting Services, LLC ("FAcS") serves as the fund accountant for the Trust. FAcS is paid a fee for its portfolio accounting services of $36,000 per year for each Fund, subject to adjustments for the number and type of portfolio transactions. Prior to September 10, 1997, FFC acted as transfer agent and fund accountant for the Trust pursuant to a Transfer Agency and Fund Accounting Agreement with the Trust.

The following table shows the dollar amount of fees payable under the Transfer Agency and Fund Accounting Agreement between FFC and the Trust with respect to each Fund, the amount of fee that was waived by FFC, if any, and the actual fee received by FFC. The data are for the past three fiscal years.

                                                  Transfer Agent and    Transfer Agent and    Transfer Agent and
                                                    Accounting Fee        Accounting Fee        Accounting Fee
                                                       Payable                Waived               Retained
                                                       -------                ------               --------
CUTLER EQUITY INCOME FUND
        Year Ended June 30, 1997                        $52,479                    $0               $52,479
        Year Ended June 30, 1996                         54,422                     0                54,422
        Year Ended June 30, 1995                         50,716                     0                50,716

CUTLER APPROVED LIST EQUITY FUND
        Year Ended June 30, 1997                        $58,317                $1,780               $56,537
        Year Ended June 30, 1996                         63,471                12,000                51,471
        Year Ended June 30, 1995                         60,989                     0                60,989


CUSTODIAN AND AUDITOR

Pursuant to a Custodian Agreement with the Trust, BankBoston, 100 Federal Street, Boston, Massachusetts 02106, acts as the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, determining income and collecting interest on the Funds' investments.

Deloitte  &  Touche  LLP,  125  Summer  Street,  Boston,   Massachusetts  02110,
independent auditors, has been chosen by the Board to act as auditor for the Trust.

EXPENSES

Each Fund's expenses comprise Trust expenses attributable to the Fund that are allocated to the Fund, and those not attributable to a particular Fund that are allocated among all Funds in proportion to their average net assets. Cutler & Company voluntarily agreed to waive its fees or reimburse each Fund to the extent a Fund's total expenses exceed the amounts indicated in the Prospectus until December 31, 1997. This voluntary limit may be discontinued at any time after that date. Any waivers or reimbursements have the effect of increasing the Funds' yield and may not be recouped at a later date. Cutler & Company also has agreed to reimburse the Trust for certain of each Fund's operating expenses (exclusive of interest, taxes, brokerage fees and organization and extraordinary expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. Forum believes that currently the most restrictive expense limitation imposed by any state is 2-1/2% of the first $30 million of each Fund's average net assets, 2% of the next $70 million of its average net assets and 1-1/2% of its average net assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, each Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made monthly.

Subject to any fee waiver or expense reimbursement arrangements, the Trust pays all of its expenses, including: interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of shares; premiums of insurance for the Trust, its Trustees and officers and fidelity bond premiums; applicable fees, interest charges and expenses of third parties, including
Cutler & Company,  Forum, FFC, the Trust's  custodian and shareholder  servicing agents; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining its existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; expenses of meetings of shareholders and proxy solicitations therefor; costs of maintaining books and accounts and preparing tax returns; costs of reproduction, stationery and supplies; fees and expenses of the Trust's Trustees; compensation of the Trust's officers and employees who are not officers of Cutler & Company, Forum or their respective affiliates; costs of other personnel who may be employees of Cutler & Company, Forum or their respective affiliates performing services for the Trust; costs of Trustee meetings; Securities and Exchange Commission registration fees and related expenses; and state or foreign securities laws registration fees and related expenses.

4.  DETERMINATION OF NET ASSET VALUE

The Trust does not determine net asset value on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Purchases and redemptions are effected as of the next determined net asset value following the receipt of any purchase or redemption order.

In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value.

5.  PORTFOLIO TRANSACTIONS

The Funds will effect purchases and sales through brokers who charge commissions. Allocations of transactions to brokers and the frequency of transactions are determined by Cutler & Company in its best judgment and in a manner deemed to be in the best interest of shareholders of the Funds rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Funds. No portfolio transactions are executed with Cutler & Company or any of its affiliates.

Any Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, the Adviser takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Adviser may also take into account payments made by brokers effecting transactions for the Fund (i) to the Fund or
(ii) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

Consistent with section 28(e) of the Securities and Exchange Act, the exercise of the Adviser's fiduciary duties under its Investment Advisory agreement with the Trust, and any other applicable law, the Adviser may allocate brokerage on behalf of the Trust to brokers who provide research services and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis may be used by the Adviser in connection with services to clients other than the Fund, and the Adviser's fee is not reduced by reason of the Adviser's receipt of the research services.

Investment decisions for each Fund will be made independently from those for any other account (including another Fund) that is or may in the future become managed by Cutler & Company or its affiliates. When a Fund and other accounts managed by Cutler & Company are contemporaneously engaged in the purchase or sale of the same security, however, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other accounts managed by Cutler & Company occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The following table shows the aggregate brokerage commissions with respect to each Fund. The data are for the past three fiscal years.

                                                                 Aggregate
                                                                Commissions
                                                                   Paid
                                                                   ----
CUTLER EQUITY INCOME FUND
        Year Ended June 30, 1997                                  $25,693
        Year Ended June 30, 1996                                   50,146
        Year Ended June 30, 1995                                   42,374

CUTLER APPROVED LIST EQUITY FUND
        Year Ended June 30, 1997                                  $ 9,110
        Year Ended June 30, 1996                                   10,983
        Year Ended June 30, 1995                                   19,824

During the fiscal year ended June 30, 1997, the Cutler Approved List Equity Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents; the value of the aggregate holdings were as follows: $524,700 in Merrill Lynch & Company, Inc.

6.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund are sold on a continuous basis by the distributor at net asset value without any sales charge. Shareholders may effect purchases or redemptions or request any shareholder privilege in person at FFC's offices located at Two Portland Square, Portland, Maine 04101.

EXCHANGES BETWEEN FUNDS

Shareholders of a Fund may exchange their shares for shares of the other Fund or for shares of the Daily Assets Treasury Fund, a money market fund managed by FAS and a separate series of Forum Funds, or the Investors Bond Fund, also a separate series of Forum Funds managed by FAS. Exchange transactions will be made on the basis of relative net asset value per share at the time of the exchange transaction. For Federal tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.

Proceeds of an exchange transaction may be invested only in another Fund account for which the share registration is the same as the account from which the exchange is made. The terms of the exchange privilege are subject to change, and the privilege may be terminated by any Fund or the Trust. However, the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without 60 days' notice to shareholders, to the extent required by applicable regulation.

ADDITIONAL REDEMPTION MATTERS

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partly in portfolio securities if the Board of Trustees determines economic conditions exist which would make payment in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which each Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily to reimburse each Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus from time to time.

Shareholders' rights of redemption may not be suspended, except (i) for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, (ii) for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iii) for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, each Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that (i) are not restricted as to transfer either by law or liquidity of market and (ii) have a value which is readily ascertainable (and not established only by valuation procedures).

7.  TAXATION

Qualification as a regulated investment company under the Internal Revenue Code of 1986 does not involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on dividends and distributions by the Funds. Investors should consult their own counsel for further details and for the application of state and local tax laws to the investor's particular situation.

In order to qualify for treatment as a regulated investment company under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its net investment income (which includes dividends, interest and the excess of net short-term capital gain over net long-term capital losses) and must meet several additional requirements. Among these requirements are the following: (1) each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, gains from the sale or other disposition of securities and certain other income; (2) each Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities held for less than three months; (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer.

8.  THE TRUST AND ITS SHAREHOLDERS

The Trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. The Trust believes that, in view of the above, the risk of personal liability to shareholders is remote.

The Trust Instrument further provides that the Trustees shall not be liable to any person other than the Trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each series' capital consists of shares of beneficial interest. Shares are fully paid and nonassessable, except as set forth above with respect to Trustee and shareholder liability. Shareholders representing 10% or more of the Trust or a series may, as set forth in the Trust Instrument, call meetings of the Trust or series for any purpose related to the Trust or series, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the series; however, the Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. If not so terminated or reorganized, the Trust and its series will continue indefinitely. Under the Trust, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus of another Fund. The Board has considered this factor in approving the use of a single combined Prospectus.

As of August 31, 1997, the officers and trustees of the Trust owned as a group less than 1% of the outstanding shares of each Fund. Also as of that date, the following persons owned of record 5% or more of the outstanding shares of each
Fund:

CUTLER EQUITY INCOME FUND
-------------------------

ENTERPRISE TRUST & INVESTMENT CO. TTEE     THE KARL KIRCHGESSNER FOUNDATION
FBO BIG CREEK LUMBER PROFIT SHARING        1278 Glenneyre, Suite 311
3654 Highway 1                             Laguna Beach, CA 92651
Davenport, CA 95014                        8.89%
9.53%

CUTLER APPROVED LIST EQUITY FUND
--------------------------------

THE KARL KIRCHGESSNER FOUNDATION           LORRAINE Y. PERRIN TESTAMENTARY TRUST
1278 Glenneyre, Suite 311                  500 Eastgate Lane
Laguna Beach, CA 92651                     Santa Barbara, CA 93108
13.82%                                     5.80%

BANK OF BOSTON - IRA CUSTODIAN
FBO HAROLD E. GRAY
810 Whitney
Visalia, CA  93277
5.10%

9.  PERFORMANCE DATA

Each Fund may quote performance in various ways. All performance information supplied by a Fund in advertising is historical and is not intended to indicate future returns. A Fund's net asset value, yield and total return fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

In performance advertising a Fund may compare any of its performance information with data published by independent evaluators such as Lipper Analytical Services, Inc., CDA/Wiesenberger or other companies that track the investment performance of investment companies ("Fund Tracking Companies"). A Fund may also compare any of its performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. A Fund may refer to general market performances over past time periods such as those published by Ibbotson Associates. A Fund may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

For the one year period ended June 30, 1997, the average annual total returns of the Cutler Equity Income Fund and Cutler Approved List Equity Fund were 37.65% and 31.18%, respectively. Since commencement of operations on December 30, 1992, the average annual total returns of the Cutler Equity Income Fund and Cutler Approved List Equity Fund were 16.49% and 16.44%, respectively.

YIELD CALCULATIONS

Yields for a Fund used in advertising are computed by dividing the Fund's interest income for a given 30 days or one-month period, net of expenses, if any, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Capital gain and loss generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. The yields of the Funds are not fixed or guaranteed, and an investment in the Funds is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Funds with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives that are insured or guaranteed.

TOTAL RETURN CALCULATIONS

Each Fund may advertise its total return. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Whereas average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a Fund.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over a given period according to the following formula:

P(1+T)n = ERV, where:

       P = a hypothetical  initial  payment of $1,000;
       T = average annual total return;
       n = number of years; and
       ERV = ending redeemable value (ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period).

In addition to average annual returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Period total return is calculated according to the following formula:

PT = (ERV/P-1), where:

        PT = period total return.

The other definitions are the same as in average annual total return above.

10.  FINANCIAL STATEMENTS

The financial statements of the Trust for its fiscal year ended June 30, 1997 (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights, statements of investments and the auditors' report thereon) are included in the Annual Report to Shareholders of the Trust delivered along with this Statement of Additional Information, and are incorporated herein by reference.